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                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Dated: February 14, 2001

                                  COURT SQUARE CAPITAL LIMITED

                                  By: /s/ Anthony Mirra
                                      ------------------------------------------
                                      Name:  Anthony Mirra
                                      Title: Vice President and
                                             Assistant Secretary

                                  CITICORP BANKING CORPORATION

                                  By: /s/ William H. Wolf
                                      ------------------------------------------
                                      Name:  William H. Wolf
                                      Title: VP, Assistant Secretary
                                              and Assistant Treasurer

                                  CITICORP


                                  By: /s/ Joseph B. Wolard
                                      ------------------------------------------
                                      Name:  Joseph B. Wollard
                                      Title: Assistant Secretary


                                  CITIGROUP HOLDINGS COMPANY


                                  By: /s/ Joseph B. Wollard
                                      ------------------------------------------
                                      Name:  Joseph B. Wollard
                                      Title: Assistant Secretary

                                  CITIGROUP INC.

                                  By: /s/ Joseph B. Wollard
                                      ------------------------------------------
                                      Name:  Joseph B. Wollard
                                      Title: Assistant Secretary